UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                      August 22, 2007
ValueVision Media, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road, Eden Prairie,
Minnesota		55344-3433

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(952) 943-6000

Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 22, 2007, we issued a press release discussing our results of operations and financial condition for our fiscal quarter ended August 4, 2007. A copy of the press release is furnished as Exhibit 99 hereto.
Item 9.01 Financial Statements and Exhibits.
      (d) Exhibits
           99 Press Release dated August 22, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueVision Media, Inc.
August 22, 2007	By:	/s/ Nathan E. Fagre
		Name:	Nathan E. Fagre
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99	Press Release dated August 22, 2007